Exhibit 10.9


THIS WARRANT (AND THE UNDERLYING SECURITIES) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FIVECOM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


No. 4                            Right to Purchase 206 Shares of
                                 Common Stock of FiveCom, Inc.
                                 (subject to adjustment as provided
                                 herein)


                          COMMON STOCK PURCHASE WARRANT


                                                              June 30, 1997

         FiveCom, Inc., a Massachusetts corporation (the "Company"), hereby certifies that, for value received, Applied Telecommunications Technologies IV ("A.T.T. IV") N.V., a corporation organized under the laws of the Netherlands Antilles ("ATTI") or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., Boston time, on five years from August 9, 1995, up to 206 fully paid and nonassessable shares of Common Stock (as hereinafter defined), $0.05 par value per share, of the Company, at a purchase price of $0.15 per share (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term "Company" shall include FiveCom, Inc. and any corporation which shall succeed or assume the obligations of FiveCom, Inc. hereunder.

                  (b) The term "Common Stock" includes (a) the Company's Common Stock, $0.05 par value per share, as authorized on the date of issuance hereof, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) The term "Expiration Date" shall mean five years from August 9, 1995.

                  (d) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

         1.       Exercise of Warrant.

                  1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, 206 shares of Common Stock of the Company, subject to adjustment pursuant to Section 5.

                  1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such holder, to the Company at its principal office or at the office of its Warrant agent (as provided in Section 12), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

                  1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.4. Net Issue Exercise. In lieu of exercising this Warrant pursuant to Sections 1.2 or 1.3 hereof, the holder may elect to receive shares equal to the value of this Warrant (or of any portion thereof) by surrender of this Warrant at the principal office of the Company or at the office of its Warrant agent (as provided in Section 12) together with notice of such election in which event the Company shall issue to such holder the number of shares of the Company's Common Stock computed using the following formula:

                  X = Y(A-B)/A

   where X =  the number of shares of Common Stock to be issued to the holder

         Y = the number of shares of Common Stock then purchasable under this Warrant

         A = the Fair Market Value of one share of the Company's Common Stock (at the date of such calculation)

         B = Purchase Price (as adjusted to the date of such calculation).

         "Fair Market Value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                  (a) If the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                  (b) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                  (c) Except as provided in clause (e) below, if the Company's Common Stock is not publicly traded, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

                  (d) If the Determination Date is the date on which the Company's Common Stock is first sold to the public by the Company in a firm commitment public offering under the Securities Act of 1933, as amended (the "1933 Act"), then the initial public offering price (before deducting commissions, discounts or expenses) at which the Common Stock is sold in such offering.

                  (e) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's Articles of Organization, then all amounts to be payable per share to holders of the Common Stock pursuant to the Articles of Organization in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the Articles of Organization, assuming for the purposes of this clause (e) that all of the shares of Common Stock then issuable upon exercise of all of this Warrant are outstanding at the Determination Date.

                  1.5. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of this Warrant pursuant to Subsection 4.2, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to section 12 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

         2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Dividends in Other Stock, Property etc.; Reclassification, etc. In case at any time or from time to time, the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

                  (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

                  (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

                  (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock split (adjustments in respect of which are provided for in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) which such holder would hold on the date of such exercise if on the date hereof such holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) receivable by such holder as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 4 and 5.

         4.       Adjustment for Reorganization, Consolidation, Merger, etc.

                  4.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

                  4.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of this Warrant after the effective date of such dissolution pursuant to this Section 4 to a bank or trust company having its principal office in Boston, Massachusetts, as trustee for the holder or holders of this Warrant.

                  4.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (or any dissolution following any transfer) referred to in this Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

         5.       Other Adjustments.

                  5.1. General. If following the date of issuance hereof the Company shall at any time or from time to time, issue or sell any additional shares of Common Stock without consideration or for a net consideration per share less than the Purchase Price in effect immediately prior to such issuance (other than (i) to employees or directors of, or consultants to, the Company pursuant to a plan approved by the Company's Board of Directors or (ii) upon conversion of shares of Series A Convertible Preferred Stock of the Company outstanding on the date of issuance hereof), then, and in each such case: (a) the Purchase Price shall be lowered to an amount determined by multiplying such Purchase Price then in effect by a fraction:

                  (1) the numerator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock, plus (y) the number of shares of Common Stock which the net aggregate consideration, if any, received by the Company for the total number of such additional shares of Common Stock so issued would purchase at the Purchase Price in effect immediately prior to such issuance, and

                  (2) the denominator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock plus (y) the number of such additional shares of Common Stock so issued;

and (b) the number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of

Common Stock that would otherwise (but for the provisions of this Subsection 5.1) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price that would otherwise (but for the provisions of this Subsection 5.1) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         5.2.     Definitions, etc.  For purposes of this Section 5 and of
                  Section 7:

                           The issuance of (i) any warrants, options or other subscription or purchase rights with respect to shares of Common Stock (collectively, "Options"), (ii) any securities convertible into or exchangeable for shares of Common Stock or (iii) any warrants, options or any rights with respect to such convertible or exchangeable securities (the instruments or rights described in clauses (i) through (iii) above shall be referred to hereinafter collectively as "Common Stock Equivalents") shall be deemed an issuance at such time of the number of shares of Common Stock issuable upon the exercise of such Common Stock Equivalents if the Net Consideration Per Share that may be received by the Company for such Common Stock (as hereinafter determined) shall be less than the Purchase Price at the time of such issuance and, except as hereinafter provided, an adjustment in the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made upon each such issuance of Common Stock Equivalents in the manner provided in Subsection 5.1. Any obligation, agreement or undertaking to issue Options at any time in the future shall be deemed to be an issuance at the time such obligation, agreement or undertaking is made or arises. No further adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made under Subsection 5.1 upon the actual issuance of any shares of Common Stock that are issued pursuant to the exercise of any Options or pursuant to the exercise of any conversion or exchange rights in any convertible securities if the adjustment required by the preceding sentence shall previously have been made upon the issuance of any such Options or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor). Any adjustment of the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant with respect to this Subsection 5.2 that relates to Options with respect to shares of Common Stock shall be disregarded if, as, and when all of such Options expire or are canceled without being exercised, so that the Purchase Price effective immediately upon such cancellation or expiration shall be equal to the Purchase Price in effect at the time of the issuance of the expired or canceled Options, with such additional adjustments as would have been made to that Purchase Price had the expired or canceled Options not been issued. For purposes of this Subsection 5.2, the "Net Consideration Per Share" that may be received by the Company shall be determined as follows:

                           The "Net Consideration Per Share" shall mean the
                  amount equal to the total amount of consideration, if any, received by the Company for the issuance of such Common Stock Equivalents, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion thereof, divided by the aggregate number of shares of Common Stock that would be issued if all such Common Stock Equivalents were exercised, exchanged or converted. In the event that the consideration, if any, payable upon the conversion or exchange of such Common Stock Equivalents or the rate at which any such Common Stock Equivalents are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Purchase Price in effect at the time of such event shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such Common Stock Equivalents still outstanding at such time been initially granted, issued or sold and the Purchase Price initially adjusted as provided in Section 5.1 above, except that the minimum amount of additional consideration payable and the total maximum number of shares issuable shall be determined after giving effect to such event (and any prior event or events).

         For purposes of this Section 5, if a part or all of the consideration received by the Company in connection with the issuance of shares of the Common Stock or the issuance of any Common Stock Equivalents consists of property other than cash, such consideration shall be deemed to have the same value as shall be determined in good faith by the Board of Directors of the Company. The number of shares of Common Stock outstanding at any given time shall not include issued shares owned or held by or for the account of the Company, and the disposition of any such shares so owned or held shall be considered an issue or sale of Common Stock for the purposes of this Section 5.

                  5.3. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold, or shall become subject to issue upon the conversion or exchange of any stock (or Other Securities) of the Company (or any other issuer of Other Securities or any other person referred to in section 4) or to subscription, purchase or other acquisition pursuant to any rights or options granted by the Company (or such other issuer or person), for a consideration per share such as to dilute the purchase rights evidenced by this Warrant, the computations, adjustments and readjustments provided for this
Section 5 with respect to the Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable on the exercise of the Warrants, so as to protect the holders of the Warrants against the effect of such dilution.

                  5.4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b)subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into fewer shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Subsection 5.4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Subsection 5.4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Subsection 5.4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         6. No Dilution or Impairment. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant from time to time outstanding, and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

         7. Chief Financial Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant and any Warrant agent of the Company (appointed pursuant to Section 12 hereof), and the Company will, on the written request at the time of any holder of this Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

         8.       Notices of Record Date, etc.  In the event of:

                  (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property of the Company, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                  (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right and the date on which the holders of Common Stock will be entitled thereto, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         9. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         10.      Assignment; Exchange of Warrant.

                  10.1. General. Subject to Subsection 10.2, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the shares of Common Stock issuable upon exercise of this Warrant. On surrender for exchange of this Warrant, with the Transferor's endorsement in the Form of Exhibit B attached hereto (the "Transferor Endorsement Form"), to the Company, the Company at its expense (but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of this Warrant so surrendered by the Transferor. The Company hereby covenants expeditiously to register the Transferor and/or any such Transferees on its books as the registered holder(s) of this Warrant or the portion hereof transferred as specified in such Transferor Endorsement Form.

                  10.2.    Requirements for Transfer.

                           (a)      This Warrant and the shares of Common Stock
issuable upon exercise of this Warrant shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

                           (b)      Notwithstanding the foregoing, no
registration or opinion of counsel shall be required for (i) a transfer by a holder of this Warrant which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner, if the transferee agrees in writing to be subject to the terms of this Section 10, or (ii) a transfer made in accordance with Rule 144 under the Act.

                           (c)      Each certificate representing shares of
Common Stock issued upon exercise of this Warrant shall bear a legend substantially in the following form:

                           "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any shares of Common Stock issued upon exercise of this Warrant, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

         11. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor; provided, however, if the original holder of this Warrant is the registered holder and this Warrant is lost, stolen or destroyed, the affidavit of the President, Chief Financial Officer, Treasurer or any Assistant Treasurer of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's written agreement to indemnify the Company.

         12. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in Boston, Massachusetts for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 10, and replacing this Warrant pursuant to Section 11, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         13. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         14. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  (a) title to this Warrant or a portion hereof may be transferred by endorsement (by the Transferor executing the Transferor Endorsement Form) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

                  (b) any person in possession (which possession may be joint) of this Warrant with an executed Transferor Endorsement Form naming such person as a Transferee under the heading "Transferees" is authorized to represent himself as absolute owner of the portion of this Warrant stated in such Transferor Endorsement Form opposite the name of such person under the heading "Number Transferred" and is empowered to transfer absolute title to such portion of this Warrant by endorsement and delivery thereof to a bona fide purchaser thereof for value, notwithstanding the requirements of Section 10 hereof; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         15. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         16. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         17. No Rights as Stockholder. Until the exercise of this Warrant, the holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                     FIVECOM, INC.



                                     By:  /s/ Victor Colantonio
                                          ------------------------
                                     Victor Colantonio, President

Agreed to and accepted:

APPLIED TELECOMMUNICATIONS
   TECHNOLOGIES IV ("A.T.T. IV") N.V.

By: MEESPIERSON TRUST CURACAO N.V.

By:  /s/ R. Cato    /s/ K. Dhar
     --------------------------

Name: R. Cato and K. Dhar

Title: Authorized signatories

                                                                       Exhibit A

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

To FiveCom, Inc.:

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, _______ shares of Common Stock of FiveCom, Inc. and herewith makes payment of $_________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ____________, whose address is _____________________.


Dated:                         __________________________________________
                               (Signature must conform to name of holder as specified on the face of this Warrant)


                               ------------------------------------------
                               (Address)

                                                                       Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of FiveCom, Inc. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints counsel to FiveCom, Inc. as Attorney to transfer its respective right on the books of FiveCom, Inc. with full power of substitution in the premises.

                            Percentage               Number
         Transferees        Transferred              Transferred




Dated: ________ ___, 199_                            __________________________________________
                                                     (Signature must conform to name of holder as
                                                     specified on the face of this Warrant)
Signed in the presence of:


-------------------------                            ------------------------------------------
         (Name)                                               (Address)


ACCEPTED AND AGREED:

[TRANSFEREE]                                         __________________________________________
                                                              (Address)

--------------------------                           ------------------------------------------
         (Name)                                               (Address Cont.)


[TRANSFEREE]                                         __________________________________________
                                                              (Address)

--------------------------                           ------------------------------------------
         (Name)                                               (Address Cont.)
